UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 22, 2016

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Retirement of Registrant’s Director

On December 22, 2016, the Registrant and its wholly owned subsidiary, Dime Community Bank (the “Bank”) announced the retirement of George L. Clark, Jr., as Director, effective December 31, 2016.  Mr. Clark has served as the Lead Director of the Boards of both the Registrant and the Bank since 2007.

On December 22, 2016, the Boards of the Registrant and Bank additionally reported that Kathleen M. Nelson, a Director of both the Registrant and the Bank since 2011, was appointed Lead Director, effective December 31, 2016.

A copy of the news release announcing Mr. Clark’s retirement as Director and appointment of Ms. Nelson as Lead Director is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

99.1	Press release of the Registrant, dated December 23, 2016, announcing the retirement of George L. Clark, Jr. as Director and appointment of Kathleen M. Nelson as Lead Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated:  December 28, 2016

INDEX TO EXHIBITS

Exhibit Number

99.1	Press release of the Registrant, dated December 23, 2016, announcing the retirement of George L. Clark, Jr. as Director and appointment of Kathleen M. Nelson as Lead Director.